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                                                                    EXHIBIT 10.9


                           ESSEX PROPERTY TRUST, INC.
                             777 California Avenue
                               Palo Alto, CA 94304


                                                                   July 1, 1996




Tiger/Westbrook Real Estate Fund, L.P.
Tiger/Westbrook Real Estate Co-Investment
  Partnership, L.P.
c/o Westbrook Partners, L.L.C.
101 Park Avenue
47th Floor
New York, NY 10178

Attention: Mr. Keith Gelb

                  Re: Purchase of 8.75% Convertible Preferred Stock, Series 1996A (the "Preferred Stock"), in accordance with that certain Stock Purchase Agreement between Essex Property Trust, Inc. ("Essex"), and each of you, dated as of June 20, 1996, as amended (as amended, the "Stock Purchase Agreement"), and the facility arrangements created pursuant to that certain Loan Facility Agreement, dated as of June 20, 1996, as amended (as amended, the "Loan Agreement"), between Essex and T/W Essex Funding, L.L.C. ("Funding"), and guaranteed by Essex Portfolio, L.P. (the "Operating Partnership")

Gentlemen:

         This will confirm to you the binding agreement of Essex and the Operating Partnership that:

                  (a) each will use its best efforts to cause a meeting of the shareholders of Essex to occur on or before September 30, 1996, as contemplated in the Stock Purchase Agreement,

                  (b) each will use reasonable efforts to secure the approval by the shareholders of Essex in requisite number to confirm and approve the arrangements contemplated by the Stock Purchase Agreement and the Loan Agreement, and

                  (c) each will use reasonable efforts to obtain from the Internal Revenue Service a ruling of the type and to the effect contemplated by Essex's Article Eighth (9)(a) of Essex' Articles of Amendment and Restatement, and
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July 1, 1996
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                  (d) upon and after the date of the Defining Event (as defined in the Stock Purchase Agreement) neither Essex nor the Operating Partnership will solicit or receive from any third party, including, without limitation, in any public offering or private offering, funds in exchange for equity interests or interests convertible into or exchangeable for equity interests in either Essex or the Operating Partnership, until any Option (as defined in the Loan Agreement) has been exercised and all funds available thereunder have been requested by Essex in accordance therewith (and, in connection with Option D as set forth in the Loan Agreement, if it shall be in effect, Funding shall have been permitted to exercise its option to provide, and if so exercising shall have provided, additional funds) provided that these restrictions will not apply to (i) a public offering of Essex's Common Stock as to which the related preliminary prospectus supplement or prospectus supplement pursuant to Essex's existing shelf registration statement or a new registration statement is filed with the Securities and Exchange Commission prior to the Defining Event or (ii) transactions in which Essex or the Operating Partnership solicit and receive only non-cash consideration (including, without limitation, real estate).

         Each of Essex and the Operating Partnership understand that this letter is being given to each of you in consideration of your investment pursuant to the Stock Purchase Agreement and commitments thereunder and the commitments of Funding pursuant to the Loan Agreement, which is good and valuable consideration received by each of Essex and Operating Partnership for the undertakings made herein. This letter is to be deemed amendatory to the Stock Purchase Agreement with respect to the terms hereof, with the Stock Purchase Agreement being otherwise confirmed in its entirety, and shall be enforceable against each of the undersigned as therein provided.

                                        Sincerely,

                                        ESSEX PROPERTY TRUST, INC.


                                        By:     /s/  Keith Guericke
                                            ------------------------------
                                                       President


                                        ESSEX PORTFOLIO, L.P.

                                        By:   Essex Property Trust, Inc.,
                                              as General Partner


                                              By:  /s/  Keith Guericke
                                                  -----------------------
                                                          President
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July 1, 1996
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ACCEPTED:

TIGER/WESTBROOK REAL ESTATE FUND,
L.P., a Delaware limited partnership

By:      Tiger/Westbrook Real Estate Partners
         Management, L.L.C., a Delaware limited
         liability company, General Partner

         By:      Westbrook Real Estate Fund I, L.L.C.
                  a Delaware limited liability company,
                  Managing Member

                  By:     /s/  William H. Walton III
                      ---------------------------------------
                               William H. Walton III,
                                   Managing Member



                  By:       /s/  Paul D. Kazilionis
                      --------------------------------------
                                 Paul D. Kazilionis,
                                   Managing Member

TIGER/WESTBROOK REAL ESTATE CO-INVESTMENT PARTNERSHIP,
L.P., a Delaware limited partnership

By:      Tiger/Westbrook Real Estate Partners Management,
         L.L.C., a Delaware limited liability company,
         General Partner

         By:      Westbrook Real Estate Fund I, L.L.C.
                  a Delaware limited liability company,
                  Managing Member

                  By:     /s/  William H. Walton III
                      ----------------------------------------
                               William H. Walton III,
                                   Managing Member



                  By:       /s/  Paul D. Kazilionis
                      ----------------------------------------
                                 Paul D. Kazilionis,
                                   Managing Member